EXHIBIT 4(C)


                               AVISTA CORPORATION


                            ------------------------


                              LETTER OF TRANSMITTAL


                      Avista Corp. is offering to issue its
                       9.75% SENIOR NOTES DUE JUNE 1, 2008
                                  (REGISTERED)
                               in exchange for its
                       9.75% SENIOR NOTES DUE JUNE 1, 2008
                                 (UNREGISTERED)
               PURSUANT TO THE PROSPECTUS, DATED _________ , 2001


--------------------------------------------------------------------------------
THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON __________ ___________________, 2001 UNLESS EXTENDED (THE "EXPIRATION DATE").
TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------


                                  Delivery To:
 CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION, AS EXCHANGE AGENT


            By Registered or Certified Mail:           By Facsimile:
               The Chase Manhattan Bank               (214) 468-6494
              Institutional Trust Services               Confirm by
                     P.O. Box 2320                       Telephone:
                Dallas, Texas 75221-2320               1-800-275-2048


                      By Hand:                     By Overnight Courier:
               The Chase Manhattan Bank           The Chase Manhattan Bank
           Corporate Trust-Securities Window     Institutional Trust Services
                  Room 234-North Building       2001 Bryan Street, 9th Floor
                                                      Dallas, Texas 75201
                    55 Water Street                   Attn: Frank Ivins
               New York, New York 10041           Telephone: 1-800-275-2048





     Delivery of this Letter of Transmittal to an address other than as set-forth above, or transmission of this Letter of Transmittal via facsimile other than as set forth above, will not constitute a valid delivery of this Letter of Transmittal.

     The undersigned acknowledges that he or she has received and reviewed a
prospectus, dated        , 2001 (the "Prospectus"), of Avista Corporation, a
Washington corporation (the "Company"), and this letter of transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to issue an aggregate principal amount of up to $400,000,000 of its 9.75% Senior Notes due June 1, 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), in exchange for a like principal amount of issued and outstanding 9.75% Senior Notes due June 1, 2008 (the "Old Notes" and, together with the New Notes, the "Notes"), which were not so registered. Capitalized terms used but not defined herein have the meanings given to them to the Prospectus.

     In order for any Holder of Old Notes to tender all or any portion of such Old Notes, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent's Message (as hereinafter defined) with respect to such Holder. Certificates for Old Notes are to be forwarded herewith or, if a tender of Old Notes is to be made by book-entry transfer, the tender should be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer-Procedures for Tendering-Registered Holders and DTC Participants". Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -Procedures for Tendering - Registered Holders and DTC Participants" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     By causing Old Notes to be credited to the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer, including the transmission by DTC of an Agent's Message to the Exchange Agent, the DTC participant will be deemed to confirm, on behalf of itself and the beneficial owners of such Old Notes, all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent. As used herein, the term "Agent's Message" means a message, electronically transmitted by DTC to and received by the Exchange Agent, and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from a Holder of Old Notes stating that such Holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal and, further, that such Holder agrees that the Company may enforce this Letter of Transmittal against such Holder.

     The term "Holder", as used in this Letter of Transmittal, means any of (a) person in whose name Old Notes are registered on the books of the Company, (b) any other person who has obtained a properly completed bond power from the registered holder, and (c) any DTC participant whose Old Notes are held of record by DTC. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety or must cause an Agent's Message to be transmitted.

     Any other beneficial owner whose Old Notes are registered in the name of a broker or other nominee and who wishes to tender should contact such broker or nominee promptly and instruct such broker or nominee to tender on behalf of the beneficial owner. If the beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered Holder of the Old Notes. The transfer of registered ownership may take considerable time.

     Complete the appropriate boxes below to indicate the Old Notes to which this Letter of Transmittal relates and the action the undersigned desires to take with respect to the Exchange Offer. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

--------------------------------------- --------------- ---------------- ---------------
      DESCRIPTION OF OLD NOTES                1                2                3
--------------------------------------- --------------- ---------------- ---------------
 Name(s) and Address(es) of Registered                      Aggregate
Holder(s) (Please fill in, if blank)                        Principal      Principal
                                          Certificate       Amount of       Amount
                                           Number(s)*       Old Note(s)    Tendered**
--------------------------------------- --------------- ---------------- ---------------
                                        --------------- ---------------- ---------------

                                        --------------- ---------------- ---------------

                                        --------------- ---------------- ---------------

                                        --------------- ---------------- ---------------
                                         Total
----------------------------------------------------------------------------------------
*    Need not be completed if Old Notes are being tendered by book-entry transfer.
**   Unless otherwise indicated in the column, a holder will be deemed to have tendered
     ALL of the Old Notes  represented by the Old Notes indicated in column 2. See
     Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
----------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              --------------------------------------------------
Account Number:
               -----------------------------------------------------------------
Transaction Code Number:
                        --------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
                                ------------------------------------------------
Window Ticket Number (if any):
                              --------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------
Name of Institution which guaranteed delivery:
                                              ----------------------------------

IF DELIVERY BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number                            Transaction Code Number
               --------------------------                        ---------------
Name of Tendering Institution
                             ---------------------------------------------------

[ ]  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

                               TENDER OF OLD NOTES

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter of Transmittal and the Old Notes to the Company. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby acknowledges its full understanding that the Exchange Agent also performs functions as agent of the Company.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents and warrants that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and that such holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. The undersigned represents that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill its prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment of Old Notes purchased directly from the Company) with the Prospectus which constitutes part of this Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders of Old Notes" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not tendered or exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown below in the box entitled "Description of Old Notes."

     The Company will be deemed to have accepted validly tendered Old Notes when, as and if the Company shall have given oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

------------------------------------------------------------------

                  SPECIAL ISSUANCE INSTRUCTIONS
                   (See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) below on this Letter of Transmittal, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue:  New Notes and/or Old Notes to:

------------------------------------------------------------------


Name(s)
       -----------------------------------------------------------
                     (Please Type or Print)

------------------------------------------------------------------
                     (Please Type or Print)

Address
       -----------------------------------------------------------

------------------------------------------------------------------
                            (Zip Code)


                 (Complete Substitute Form W-9)

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below.


------------------------------------------------------------------
                      (DTC Account Number,
                         If Applicable)
------------------------------------------------------------------




------------------------------------------------------------------

                 SPECIAL DELIVERY INSTRUCTIONS
                  (See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter below or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail:      New Notes and/or Old Notes to:
------------------------------------------------------------------

Name(s)
       -----------------------------------------------------------
                    (Please Type or Print)

------------------------------------------------------------------
                    (Please Type or Print)

Address
      ------------------------------------------------------------

------------------------------------------------------------------
                          (Zip Code)



------------------------------------------------------------------


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX ABOVE

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
           (Complete Accompanying Substitute Form W-9 on reverse side)

Dated:

x                                                                        , 2001
 ----------------------------------         -----------------------------

x                                                                        , 2001
 ----------------------------------         -----------------------------
      Signature(s) of Owner                             Date

     Area Code and Telephone Number
                                   --------------------------------------------

          This Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes hereby tendered or on a DTC security position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                               (Please Type or Print)

Capacity:
        -----------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------
                                (Including Zip Code)


                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:
                        -------------------------------------------------------
                                                       (Authorized Signature)

-------------------------------------------------------------------------------
                                     (Title)

-------------------------------------------------------------------------------
                                 (Name and Firm)

Dated:
      -------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.


     In order for any Holder of Old Notes to tender all or any portion of such Old Notes, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent's Message (as hereinafter defined) with respect to such Holder. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry tender on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer-Procedures of Tendering-Registered Holders and DTC Participants-Registered Holders." Pursuant to such procedures, (1) such tender must be made through an Eligible Institution, (2) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes, the certificate numbers of such Old Notes (unless tender is to be made by book-entry transfer) and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of delivery of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), with any required signature guarantees and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (3) the certificates for all physically tendered Old Notes, in the proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), with any required signature guarantees and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder, but the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Old Notes or Letters of Transmittal should be sent to Avista Corp. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

     See the Prospectus under "The Exchange Offer."

2.   PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
     TRANSFER).

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC's security position listing as the holder of such Old Notes without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates representing Old Notes or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     EXCEPT AS PROVIDED BELOW, ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION IF THE OLD NOTES ARE TENDERED: (1) BY A REGISTERED HOLDER OF OLD NOTES WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" OR (2) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTION.

     Tendering Holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.   TAX IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment for taxes, a refund may be obtained.

     Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering Holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the Holder is a U.S. person (including a U.S. resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (1) the Holder is exempt from backup withholding, (2) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Company a completed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or if applicable, Form W-8ECI, Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which the TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.
Note: Checking this box and writing "applied for" on the Form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Company.

6.   TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

7.   COMPANY DETERMINATION FINAL; WAIVER OF CONDITIONS.

     All questions as to the validity, form eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of the Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

8.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by causing this Letter of Transmittal or an Agent's Message in lieu thereof to be delivered to the Exchange Agent, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.   MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the addresses indicated above for further instructions.

10.  REQUESTS FOR ADDITIONAL COPIES.

     Requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the addresses and telephone numbers indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)

--------------------------------------------------------------------------------------------
SUBSTITUTE          PART 1-- PLEASE PROVIDE YOUR TIN        TIN: _____________________
Form W-9            IN THE BOX AT RIGHT AND CERTIFY          (Social Security Number or
                    BY SIGNING AND DATING BELOW:            Employer Identification Number)
--------------------------------------------------------------------------------------------
                    PART 2 -- TIN APPLIED FOR
----------------------------------------------------------------------------------------
DEPARTMENT OF       PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN")
THE TREASURY        AND CERTIFICATION
INTERNAL REVENUE
SERVICE
                    CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT

                    (1)  the number shown on this form is my correct Taxpayer
                         Identification Number (or I am waiting for a number to be issued to me).

                    (2)  I am not subject to backup withholding either because:
                         (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                         "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                    (3)  I am a U.S. person (including a U.S. resident alien).

                    (4) any other information provided on this form is true and correct.

                    SIGNATURE                          DATE
                             ------------------------      --------------------
--------------------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
--------------------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue
Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


--------------------------------------            -------------------------------
               Signature                                         Date
--------------------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. You can get these forms from the IRS by calling 1-800-829-3676 or from the IRS's internet website at www.irs.gov.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

o An organization exempt from tax under section 501(a), or an individual retirement plan.

o    The United States or any agency or instrumentality thereof.

o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

o    An international organization or any agency, or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

o    A corporation.

o    A financial institution.

o A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

o    A real estate investment trust.

o    A common trust fund operated by a bank under section 584(a).

o    A trust exempt from tax under section 664 or described in section 4947.

o An entity registered at all times during the tax year under Investment Company Act of 1940.

o    A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o    Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

o Payments of patronage dividends where the amount received is not paid in money.

o    Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o    Payments described in section 6049(b)(5) to non-resident aliens.

o    Payments on tax-free covenant bonds under section 1451.

o    Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER A COMPLETED INTERNAL REVENUE SERVICE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

     Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under section 6041, 6041(A), 6045, and 6050A.

Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.--Willfully falsifying certifications or affirmations may subject you to criminal penalties fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

--------------------------------------- -----------------------     ----------------------------------- ---------------------------
                                        GIVE THE                                                        GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:               SOCIAL SECURITY             FOR THIS TYPE OF ACCOUNT:           IDENTIFICATION NUMBER OF--
                                        NUMBER OF--
--------------------------------------- -----------------------     ----------------------------------- ---------------------------
1.      An individual's account         The individual              6.     A valid trust, estate, or    The legal entity (Do not
                                                                           pension trust                furnish the identifying
                                                                                                        number of the personal
                                                                                                        representative or trustee
                                                                                                        unless the legal entity
                                                                                                        itself is not designated in
                                                                                                        the account title.(4)

2.      Two or more individuals         The actual owner of         7.     Corporate account            The corporation
        (joint account)                 the account or, if
                                        combined funds, the
                                        first individual on
                                        the account(1)

3.      Custodian account of a minor    The minor(2)                8.     Association, club,           The organization
        (Uniform Gift to Minors Act)                                       religious, charitable,
                                                                           educational, or other
                                                                           tax-exempt organization
                                                                           account

4.    a.    The usual revocable         The grantor-trustee         9.     Partnership account held     The partnership
            savings trust account       (1)                                in the name of the business
            (grantor is also trustee)

      b.    So-called trust account     The actual owner(1)         10.    A broker or registered       The broker or nominee
            that is not a legal or                                         nominee
            valid trust under State
            law

5.    Sole proprietorship account       The owner(3)                11.    Account with the             The public entity
                                                                           Department of Agriculture
                                                                           in the name of a public
                                                                           entity (such as a State or
                                                                           local government, school
                                                                           district, or prison) that
                                                                           receives agricultural
                                                                           program payments
------------------------------------------------------------------------------------------------------- ---------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number should be furnished.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust.
     NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

                        NOTICE OF GUARANTEED DELIVERY FOR
                               AVISTA CORPORATION


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Avista Corporation (the "Company") made pursuant to a prospectus dated ____________, 2001 (the "Prospectus"), if certificates for Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Chase Manhattan Bank and Trust Company, National Association (the "Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

                             THE EXCHANGE AGENT IS:
          Chase Manhattan Bank and Trust Company, National Association



          By Registered or Certified Mail:           By Facsimile:
             The Chase Manhattan Bank               (214) 468-6494
           Institutional Trust Services               Confirm by
                  P.O. Box 2320                       Telephone:
             Dallas, Texas 75221-2320               1-800-275-2048

                    By Hand:                     By Overnight Courier:
            The Chase Manhattan Bank            The Chase Manhattan Bank
        Corporate Trust-Securities Window     Institutional Trust Services
            Room 234-North Building           2001 Bryan Street, 9th Floor
                 55 Water Street                 Dallas, Texas 75201
            New York, New York 10041               Attn: Frank Ivins
                                              Telephone: 1-800-275-2048

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

LADIES AND GENTLEMEN:

     Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus under "The Exchange Offer -- Procedures for Tendering - Registered Holders and DTC Participants."

Principal Amount of Old Notes Tendered:*   If Old Notes will be delivered by
                                           book-entry  transfer to The
$_____________________________________     Depository Trust Company,
                                           provide account number.


Certificates Nos. (if available):          Account Number ______________________

Total Principal Amount Represented by
Old Notes Certificate(s):

$_____________________________________

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1 in the Letter of Transmittal.

--------------------------------------------------------------------------------
ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLEASE SIGN HERE


X
 ----------------------------------          -----------------------------------

X
 ----------------------------------          -----------------------------------
   Signature(s) of Owner(s) or                               Date
       Authority Signatory

     Telephone Number (including area code):
                                            ------------------------------------

     This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a DTC security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

Capacity:
        -----------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering - Registered Holders and DTC Participants," together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other documents required by the Letter of Transmittal in respect of the Old Notes, will be received by the Exchange Agent at the Address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

---------------------------------            -----------------------------------
Name of Firm                                           Authorized Signature


---------------------------------            -----------------------------------
Address                                                       Title


                                             Name:
---------------------------------                 ------------------------------
Zip Code                                               (Please Type or Print

Area Code and Tel. No.                       Dated:
                      -----------                  -----------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.